Prudential World Fund, Inc.

PGIM Jennison Global Opportunities Fund

(the "Fund")

Supplement dated March 30, 2023

to the Fund's Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund's Summary Prospectus, Prospectus and Statement of

Additional Information and retain it for future reference.

Effective immediately, Ms. Rebecca Irwin is added to the Fund's portfolio management team.

To reflect this change, the Fund's Summary Prospectus, Prospectus and Statement of Additional Information (SAI) are hereby revised as follows effective immediately:

1.The tables in the section of the Fund's Summary Prospectus and Prospectus entitled "Management of the Fund" are hereby revised by adding the information set forth below with respect to Ms. Irwin:

Investment	Subadvisers	Portfolio	Title	Service Date
Managers		Managers

PGIM Investments	Jennison	Rebecca Irwin	Managing Director	March 2023
LLC	Associates LLC

2.The section of the Fund's Prospectus entitled "How the Fund is Managed – Portfolio Managers", is hereby revised by adding the following professional biography for Ms. Irwin:

Rebecca Irwin is a Managing Director, a global equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.

3.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Information About Other Accounts Managed" is hereby revised by adding the following information pertaining to Ms. Irwin:

Subadviser	Portfolio	Registered Investment	Other Pooled	Other
	Managers	Companies/Total	Investment	Accounts/
		Assets (Thousands)	Vehicles/ Total	Total Assets
			Assets (Thousands)	(Thousands)
Jennison Associates	Rebecca Irwin*	14/$16,777,283	6/$3,331,916	4/$337,863
LLC

*Information is as of February 28, 2023.

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4.The table in the section of the Fund's SAI entitled "Management & Advisory Arrangements - The Fund's Portfolio Managers: Personal Investments and Financial Interests" is hereby revised by adding the following information pertaining to Ms. Irwin:

Personal Investments and Financial Interests of the Portfolio Managers

Subadviser	Portfolio Managers	Investments and Other Financial Interests
in the Fund and Similar Strategies*
Jennison Associates LLC	Rebecca Irwin**	$500,001 - $1,000,000

*"Investments and Other Financial Interests in the Fund and Similar Strategies" include the Fund and all other investment accounts which are managed by the same portfolio manager that utilize investment strategies, investment objectives and policies that are similar to those of the Fund. "Other Investment Accounts" in similar strategies including other registered investment companies, insurance company separate accounts, and collective and commingled trusts. "Investments" include holdings in the Fund and in investment accounts in similar strategies, including shares or units that may be held through a 401(k) or other retirement plan. "Other Financial Interests" include an investment professional's notional investments in the Fund through a deferred compensation plan for Jennison employees where such notional investments track the performance of the Fund and are subject to increase or decrease based on the annual performance of the Fund. The dollar range for Rebecca Irwin's investment in the Fund as of February 28, 2023. is as follows: $500,001 - $1,000,000.

** Information is as of February 28, 2023.

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